BLACKROCK ALLOCATION TARGET SHARES

BATS: Series I Portfolio (the “Fund”)

Supplement dated March 20, 2024

to the Statement of Additional Information dated March 1, 2024 (the “SAI”),

as amended or supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies in the section of the Fund’s SAI entitled “I. Investment Objectives and Policies” is deleted in relevant part and replaced with the following:

Borrowing and Leverage	X
Master Limited Partnerships	X
Real Estate Investment Trusts (“REITs”)	X

Shareholders should retain this Supplement for future reference.

SAI-BATSI-0324SUP